Ivy Global Income Allocation Fund, Ivy Municipal High Income Fund, Ivy Municipal Bond Fund, Ivy High Income Fund, Ivy High Income Opportunities Fund, Ivy VIP High Income Fund, Waddell & Reed Advisors Municipal High Income, Waddell & Reed Advisors High Income, and Waddell & Reed Advisors Municipal Bond Fund (the “Funds”) have been named as one of many defendants in an adversary proceeding captioned The Special Claims Committee of the Financial Oversight and Management Board for Puerto Rico, Acting by and Through its Members, and The Official Committee of Unsecured Creditors of the Commonwealth of Puerto Rico, as co-trustees respectively, of the Commonwealth of Puerto Rico, et al, v. Defendant 1B-100, Case No. 17-BK-3283 pending in the United States District Court for the District of Puerto Rico. Plaintiffs allege that general obligations bonds issued by designated debtors were issued in violation of the Constitution and statutes of Puerto Rico. Plaintiffs seek to recover all debt payments made in connection with the bonds and to avoid any future payment obligations. The matter is currently stayed until December 31, 2019. No response has yet been required by the Funds.

Series name	Series identification number
Ivy Global Income Allocation Fund	S000024839
Ivy Municipal High Income Fund	S000025600
Ivy Municipal Bond Fund	S000006284
Ivy High Income Fund	S000006289
Ivy High Income Opportunities Fund	N/A